UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10503

Name of Fund: BlackRock New York Municipal 2018 Term Trust (BLH)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock New York Municipal 2018 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2010

Date of reporting period: 06/30/2010

Item 1 – Report to Stockholders

Semi-Annual Report

JUNE 30, 2010 | (UNAUDITED)

BlackRock California Municipal 2018 Term Trust (BJZ)

BlackRock Insured Municipal Term Trust Inc. (BMT)

BlackRock Municipal 2018 Term Trust (BPK)

BlackRock New York Municipal 2018 Term Trust (BLH)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	SEMI-ANNUAL REPORT	JUNE 30, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the past several months have seen high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe and mixed economic data that have raised concerns over the possibility that some economies could slide back into recession. Despite the uneven nature of recent market conditions, we continue to believe that the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode for most regions of the world. Regarding the US economy, we believe it is unlikely that the United States will experience a “double dip” recession, although we acknowledge that subpar growth is likely to persist for some time.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. Volatility levels, however, have remained elevated — primarily as a result of uneven economic data and lingering deflation issues (especially in Europe). As the period drew to a close, equity markets had endured a significant correction that drove stock prices into negative territory on a year-to-date basis in almost every market. Over a 12-month basis, however, global equities posted positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down. Within the United States, smaller cap stocks have noticeably outperformed large caps.

In fixed income markets, yields have been moving unevenly over the past six and twelve months as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, however, Treasury yields fell sharply as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. As a result, US Treasuries became one of the world’s best-performing asset classes on a six-month basis. High yield bonds have also continued to perform well, thanks in large part to ongoing high levels of investor demand. Meanwhile, municipal bonds performed in line with their taxable counterparts on a 12-month basis, but slightly underperformed over the last six months as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of June 30, 2010	6-month	12-month

US equities (S&P 500 Index)	(6.65)%	14.43%

Small cap US equities (Russell 2000 Index)	(1.95)	21.48

International equities (MSCI Europe, Australasia, Far East Index)	(13.23)	5.92

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.16

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	9.36	8.20

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.33	9.50

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.31	9.61

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	4.45	26.66

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility and questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of June 30, 2010	BlackRock California Municipal 2018 Term Trust

Investment Objective and Overview

BlackRock California Municipal 2018 Term Trust’s (BJZ) (the “Trust”) investment objective is to seek to provide monthly income that is exempt from regular federal and California income taxes and to return $15 per share (the initial offering price) to investors on or about December 31, 2018. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended June 30, 2010, the Trust returned 5.49% based on market price and 5.41% based on net asset value (“NAV”). The Trust’s peer group of closed-end funds in the Lipper California Municipal Debt Funds category posted an average return of 10.90% based on market price and 5.24% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on market price and performance based on NAV. The Trust is scheduled to mature on or about December 31, 2018. For that reason, the Trust invests in issues generally shorter in maturity than its peers in the Lipper category. The Trust benefited from its positioning in intermediate-term issues, which outperformed issues on the longer end of the yield curve. The Trust’s exposure to pre-refunded and escrowed issues detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BJZ
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2010 ($15.48)[1]	5.58%
Tax Equivalent Yield[2]	8.58%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Leverage as of June 30, 2010[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	6/30/10	12/31/09	Change	High	Low

Market Price	$15.48	$15.09	2.58%	$15.87	$14.80
Net Asset Value	$14.72	$14.36	2.51%	$14.78	$14.35

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocation

	6/30/10	12/31/09

County/City/Special District/School District	28%	27%
State	18	21
Transportation	17	17
Health	13	13
Utilities	8	8
Corporate	8	8
Education	5	3
Housing	3	3

Credit Quality Allocation[5]

	6/30/10	12/31/09

AAA/Aaa	17%	20%
AA/Aa	33	25
A	24	24
BBB/Baa	21	26
Not Rated[6]	5	5

[5]	Using the higher of Standard and Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of June 30, 2010 and December 31, 2009, the market value of these securities was $3,405,814 representing 2% and $3,531,800 representing 2%, respectively, of the Trust’s long-term investments.

4	SEMI-ANNUAL REPORT	JUNE 30, 2010

Trust Summary as of June 30, 2010	BlackRock Insured Municipal Term Trust Inc.

Investment Objective and Overview

BlackRock Insured Municipal Term Trust Inc.’s (BMT) (the “Trust”) investment objective is to seek to provide monthly income that is exempt from regular federal income tax and to return $10 per share (the initial offering price) to investors on or about December 31, 2010. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in diversified portfolio of municipal bonds insured as to the timely payment of both principal and interest.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended June 30, 2010, the Trust returned (2.39)% based on market price and 0.10% based on NAV. The Trust’s peer group of closed-end funds in the Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 9.55% based on market price and 5.76% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on market price and performance based on NAV. The Trust is scheduled to mature on or about December 31, 2010, and therefore owns bonds that mature near this date. The short-term nature of such issues does not allow for comparable performance relative to peer group funds holding longer-term issues that generally experience price appreciation during periods of declining interest rates. To mitigate market risk prior to the Trust’s termination, we have begun liquidating securities with maturities beyond the termination date. As of period end, approximately 57% of the Trust’s net assets were in cash and cash equivalents, which detracted from performance in the low short-term interest rate environment. However, the Trust benefited from high book yields on its longer held issues with maturities prior to the termination date.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BMT
Initial Offering Date	February 20, 1992
Termination Date (on or about)	December 31, 2010
Yield on Closing Market Price as of June 30, 2010 ($10.08)[1]	1.79%
Tax Equivalent Yield[2]	2.75%
Current Monthly Distribution per Common Share[3]	$0.015
Current Annualized Distribution per Common Share[3]	$0.180

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Common Share, declared on August 2, 2010, was decreased to $0.0050. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	6/30/10	12/31/09	Change	High	Low

Market Price	$10.08	$10.45	(3.54)%	$10.51	$10.02
Net Asset Value	$10.09	$10.20	(1.08)%	$10.20	$10.09

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocation

	6/30/10	12/31/09

Utilities	44%	34%
County/City/Special District/School District	43	39
Health	9	9
Education	3	2
Housing	1	—
Transportation	—	2
State	—	14

Credit Quality Allocation[4]

	6/30/10	12/31/09

AAA/Aaa	19%	31%
AA/Aa	45	48
A	30	15
Not Rated	6	6 [5]

[4]	Using the higher of S&P’s or Moody’s ratings.

[5]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of December 31, 2009, the market value of these securities was $15,261,630, representing 6% of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	JUNE 30, 2010	5

Trust Summary as of June 30, 2010	BlackRock Municipal 2018 Term Trust

Investment Objective and Overview

BlackRock Municipal 2018 Term Trust’s (BPK) (the “Trust”) investment objective is to seek to provide monthly income that is exempt from regular federal income tax and to return $15 per share (the initial offering price) to investors on or about December 31, 2018. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended June 30, 2010, the Trust returned 8.22% based on market price and 6.65% based on NAV. The Trust’s peer group of closed-end funds in the Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 9.55% based on market price and 5.76% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on market price and performance based on NAV. The Trust is scheduled to mature on or about December 31, 2018. For that reason, the Trust invests in issues generally shorter in maturity than its peers in the Lipper category. The Trust benefited from its positioning in intermediate-term issues, which outperformed issues on the longer end of the yield curve. The Trust’s exposure to pre-refunded and escrowed issues detracted from performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BPK
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2010 ($15.92)[1]	5.88%
Tax Equivalent Yield[2]	9.05%
Current Monthly Distribution per Common Share[3]	$0.078
Current Annualized Distribution per Common Share[3]	$0.936
Leverage as of December 31, 2009[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Preferred Shares and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	6/30/10	12/31/09	Change	High	Low

Market Price	$15.92	$15.15	5.08%	$16.15	$15.15
Net Asset Value	$14.83	$14.32	3.56%	$14.86	$14.32

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocation

	6/30/10	12/31/09

Corporate	24%	24%
Health	18	20
County/City/Special District/School District	16	16
Housing	10	11
Transportation	10	10
Utilities	9	6
State	8	8
Education	4	4
Tobacco	1	1

Credit Quality Allocation[5]

	6/30/10	12/31/09

AAA/Aaa	17%	21%
AA/Aa	17	14
A	26	25
BBB/Baa	23	23
BB/Ba	1	1
B	4	5
Caa/CCC	3	3
Not Rated[6]	9	8

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of June 30, 2010 and December 31, 2009, the market value of these securities was $10,219,735 representing 3% and $10,394,299 representing 3%, respectively, of the Trust’s long-term investments.

6	SEMI-ANNUAL REPORT	JUNE 30, 2010

Trust Summary as of June 30, 2010	BlackRock New York Municipal 2018 Term Trust

Investment Objective and Overview

BlackRock New York Municipal 2018 Term Trust’s (BLH) (the “Trust”) investment objective is to seek to provide monthly income that is exempt from regular federal, New York State and New York City income taxes and to return $15 per share (the initial offering price) to investors on or about December 31, 2018. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended June 30, 2010, the Trust returned 1.21% based on market price and 3.70% based on NAV. The Trust’s peer group of closed-end funds in the Lipper New York Municipal Debt Funds category posted an average return of 6.77% based on market price and 4.85% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The Trust is scheduled to mature on December 31, 2018. For that reason, the Trust invests in issues generally shorter in maturity than its peers in the Lipper category. The Trust benefited from its positioning in intermediate-term issues, which outperformed issues on the longer end of the yield curve. The Trust also benefited from its allocation to the hospital and health care sectors, which outperformed for the period. The Trust’s exposure to pre-refunded and escrowed issues detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BLH
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2010 ($16.61)[1]	5.92%
Tax Equivalent Yield[2]	9.11%
Current Monthly Distribution per Common Share[3]	$0.082
Current Annualized Distribution per Common Share[3]	$0.984
Leverage as of June 30, 2010[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	6/30/10	12/31/09	Change	High	Low

Market Price	$16.61	$16.90	(1.72)%	$17.42	$16.13
Net Asset Value	$15.68	$15.57	0.71%	$15.77	$15.46

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocation

	6/30/10	12/31/09

County/City/Special District/School District	26%	26%
Education	22	21
Transportation	14	14
Health	12	11
Tobacco	10	10
Corporate	7	6
State	4	7
Utilities	4	4
Housing	1	1

Credit Quality Allocation[5]

	6/30/10	12/31/09

AAA/Aaa	18%	21%
AA/Aa	32	30
A	17	14
BBB/Baa	21	21
B	3	4
Not Rated[6]	9	10

[5]	Using the higher of S&P’s and Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of June 30, 2010 and December 31, 2009, the market value of these securities was $7,619,995 representing 9% and $4,888,793 representing 6%, respectively, of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	JUNE 30, 2010	7

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, certain Trusts issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s Common Shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Trust pays dividends on the higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAV positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial

Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAVs per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of June 30, 2010, the following Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

BJZ	37%
BPK	37%
BLH	36%

8	SEMI-ANNUAL REPORT	JUNE 30, 2010

Schedule of Investments June 30, 2010 (Unaudited)	BlackRock California Municipal 2018 Term Trust (BJZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 132.8%

Corporate — 12.6%
California Pollution Control Financing Authority, RB, AMT (a):
Republic Services Inc. Project, Series B, Mandatory Put Bonds, 5.25%, 6/01/23	$2,020	$2,067,228
Waste Management Inc. Project, Series A, Mandatory Put Bonds, 5.13%, 7/01/31	4,000	4,284,680
California Pollution Control Financing Authority, Refunding RB:
Republic Services Inc. Project, Series C, Mandatory Put Bonds, AMT, 5.25%, 6/01/23 (a)	2,030	2,077,461
San Diego Gas & Electric, Series A, 5.90%, 6/01/14	3,100	3,513,819

		11,943,188

County/City/Special District/School District — 38.7%
City of Vista California, COP, Refunding, Community Projects (NPFGC):
5.00%, 5/01/19	1,000	1,047,060
4.75%, 5/01/21	1,115	1,132,695
Clovis Unified School District California, GO, CAB, Election of 2004, Series A (NPFGC), 5.13%, 8/01/21 (b)(c)	7,500	5,048,700
County of San Bernardino California, Special Tax Bonds, Community Facilities District No. 2002-1:
5.35%, 9/01/17	105	105,023
5.50%, 9/01/18	245	244,343
5.60%, 9/01/19	500	497,410
5.70%, 9/01/20	355	353,239
County of San Diego California, COP, Refunding, MTS Tower (AMBAC), 5.25%, 11/01/19	2,980	3,043,742
Fontana Public Finance Authority California, Tax Allocation Bonds, Refunding, North Fontana Redevelopment Project, Series A (AGM), 5.25%, 9/01/18	3,395	3,574,528
Irvine Unified School District California, Special Tax Bonds, Community Facilities District No. 86-1 (AGM), 5.25%, 9/01/18	5,000	5,481,650

Municipal Bonds	Par (000)	Value

California (continued)

County/City/Special District/School District (concluded)
Lathrop Financing Authority, RB, Water Supply Project:
5.80%, 6/01/21	$995	$999,438
5.85%, 6/01/22	1,040	1,043,806
5.90%, 6/01/23	1,000	1,003,130
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	2,500	2,754,975
Riverside Unified School District California, GO, Series A (NPFGC), 5.25%, 2/01/23	5,000	5,252,050
Santa Clara Valley Transportation Authority, RB, Series A (NPFGC), 5.00%, 6/01/11 (d)	2,135	2,228,940
Stockton East Water District, COP, Refunding, Series B (NPFGC), 5.93%, 4/01/19 (b)	4,590	2,791,776

		36,602,505

Education — 7.1%
California Infrastructure & Economic Development Bank, RB, J. David Gladstone Institute Project, 5.50%, 10/01/20	1,985	2,043,240
California State Public Works Board, Refunding RB, Trustees of the California State University, Series A, 5.00%, 10/01/17	2,415	2,421,786
University of California, Refunding RB, Series S, 5.00%, 5/15/18	2,000	2,307,740

		6,772,766

Health — 20.0%
ABAG Finance Authority for Nonprofit Corps, RB, San Diego Hospital Association, Series C, 5.38%, 3/01/21	2,100	2,132,277
California Health Facilities Financing Authority, RB, Health Facility, Adventist Health System, Series A:
5.00%, 3/01/18	1,075	1,101,628
5.00%, 3/01/19	1,000	1,020,070
5.00%, 3/01/20	2,060	2,090,158
5.00%, 3/01/24	1,355	1,359,607

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FLOATS	Floating Rate Securities
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
LOC	Letter of Credit
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
PUTTERS	Puttable Tax-Exempt Receipts
RB	Revenue Bonds
SBPA	Stand-by Bond Purchase Agreement
S/F	Single-Family
TE	Tax Exempt
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2010	9

Schedule of Investments (continued)	BlackRock California Municipal 2018 Term Trust (BJZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (concluded)

Health (concluded)
California Infrastructure & Economic Development Bank, RB, Kaiser Hospital Assistance I-LLC, Series A, 5.55%, 8/01/31	$6,500	$6,538,025
California Statewide Communities Development Authority, Refunding RB, Daughters of Charity Health, Series A, 5.25%, 7/01/24	5,000	4,729,600

		18,971,365

State — 15.5%
California State Public Works Board, Refunding RB, California Community Colleges, Series A, 5.00%, 12/01/17	2,020	2,029,453
State of California, GO:
5.00%, 11/01/11 (d)	4,740	5,026,865
5.00%, 11/01/20	260	270,200
State of California, GO, Refunding:
Series A, 5.00%, 7/01/18	720	817,661
Veterans, Series BZ, AMT (NPFGC), 5.35%, 12/01/21	6,500	6,501,690

		14,645,869

Transportation — 25.8%
City of Long Beach California, RB, Series A, 5.00%, 5/15/18	500	576,860
Foothill Eastern Transportation Corridor Agency California, Refunding RB, CAB, 5.89%, 1/15/21 (b)	20,000	9,664,000
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 4.50%, 5/15/19	3,420	3,774,380
Los Angeles Harbor Department, Refunding RB, Series B, AMT (AMBAC), 5.50%, 8/01/21	10,025	10,381,489

		24,396,729

Utilities — 13.1%
California State Department of Water Resources, RB, Series A, 5.13%, 5/01/12 (d)	6,500	7,123,610
California State Department of Water Resources, Refunding RB, Series H, Power Supply, 5.00%, 5/01/22	3,500	3,812,620
Los Angeles Department of Water & Power, RB, Series B, 5.00%, 7/01/18	600	691,032
Southern California Public Power Authority, RB, Canyon Power, Series A, 4.00%, 7/01/18	685	743,568

		12,370,830

Total Municipal Bonds in California		125,703,252

Municipal Bonds	Par (000)	Value

Multi-State — 8.5%

Diversified Financial Services — 4.7%
MuniMae TE Bond Subsidiary LLC, 7.50%, 6/30/49 (a)(e)(f)	$4,802	$4,453,214

Hotels, Restaurants & Leisure — 3.8%
San Manuel Entertainment Authority, Series 04-C, 4.50%, 12/01/16 (e)	4,000	3,619,320

Total Municipal Bonds in Multi-State		8,072,534

Puerto Rico — 9.7%

State — 8.5%
Commonwealth of Puerto Rico, GO, Public Improvement, Series B, 5.25%, 7/01/17	1,035	1,088,551
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities:
Series C, 5.75%, 7/01/19	4,405	4,778,368
Series C, 5.75%, 7/01/19 (c)	5	6,200
Series M, 6.00%, 7/01/20	1,000	1,097,780
Series M, 6.25%, 7/01/21	1,000	1,118,290

		8,089,189

Transportation — 1.2%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series Z (AGM), 6.00%, 7/01/18	1,000	1,138,380

Total Municipal Bonds in Puerto Rico		9,227,569

U.S. Virgin Islands — 3.1%

State — 3.1%
Virgin Islands Public Finance Authority, RB, Senior Lien, Matching Fund Loan Note, Series A:
5.25%, 10/01/17	360	381,244
5.25%, 10/01/19	455	474,965
5.25%, 10/01/21	460	474,711
5.25%, 10/01/22	315	323,354
5.25%, 10/01/23	960	981,254
5.25%, 10/01/24	300	305,460

Total Municipal Bonds in the U.S. Virgin Islands		2,940,988

Total Long-Term Investments (Cost — $144,443,942) — 154.1%		145,944,343

See Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	JUNE 30, 2010

Schedule of Investments (concluded)	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BIF California Municipal Money Fund, 0.04% (g)(h)	2,927,243	$2,927,243

Total Short-Term Securities (Cost — $2,927,243) — 3.1%		2,927,243

Total Investments (Cost — $147,371,185*) — 157.2%		148,871,586
Other Assets Less Liabilities — 1.4%		1,340,999
Preferred Shares, at Redemption Value — (58.6)%		(55,526,390)

Net Assets Applicable to Common Shares — 100.0%		$94,686,195

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$147,411,208

	Gross unrealized appreciation	$4,121,364
	Gross unrealized depreciation	(2,660,986)

	Net unrealized appreciation	$1,460,378

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Security is collateralized by Municipal or US Treasury obligations.

(d)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)	Represents the current yield as of report date.

(h)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at June 30, 2010	Income

BIF California Municipal Money Fund	215,269	2,711,974	2,927,243	$785

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$145,944,343	—	$145,944,343
Short-Term Securities	$2,927,243	—	—	2,927,243

Total	$2,927,243	$145,944,343	—	$148,871,586

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2010	11

Schedule of Investments June 30, 2010 (Unaudited)	BlackRock Insured Municipal Term Trust Inc. (BMT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alaska — 2.8%
City of Anchorage Alaska, GO, Refunding, Series B (NPFGC), 4.63%, 7/01/10	$6,000	$6,000,720
University of Alaska, Refunding RB, General, Series K (NPFGC), 3.75%, 10/01/10	1,260	1,269,513

		7,270,233

Arizona — 0.4%
City of Mesa Arizona, GO, Refunding, Series A (NPFGC), 3.75%, 7/01/10	1,030	1,030,093

California — 1.3%
Los Angeles County Capital Asset Leasing Corp., Refunding RB (AMBAC), 6.05%, 12/01/10	3,065	3,126,606
State of California, GO (NPFGC), 6.80%, 11/01/10	145	147,980

		3,274,586

Colorado — 1.3%
Weld County School District No. 6 Greeley, GO, Refunding (AGM), 3.75%, 12/01/10	3,245	3,291,566

Florida — 2.9%
City of Tampa Florida, Refunding RB (AGM):
5.00%, 10/01/10	250	252,860
5.50%, 10/01/10	2,320	2,349,464
Polk County School District, RB (AGM), 5.00%, 10/01/10	5,000	5,051,350

		7,653,674

Hawaii — 0.4%
University of Hawaii, RB, Series A (NPFGC), 3.88%, 7/15/10	1,000	1,001,310

Illinois — 3.9%
Du Page & Will Counties Community School District No. 204 Indian, GO (FGIC), 4.25%, 12/30/10 (a)	1,750	1,784,965
Du Page County Forest Preservation District Illinois, GO, 5.99%, 11/01/10 (b)	5,000	4,991,350
Kane & Du Page Counties Community Unit School District No. 303 Illinois, GO, Series A (AGM), 4.00%, 1/01/11	2,265	2,306,155
Village of Orland Park Illinois, GO, Series A (NPFGC), 3.50%, 12/01/10	1,025	1,038,551

		10,121,021

Indiana — 1.9%
Indianapolis Local Public Improvement Bond Bank, RB, Waterworks Project, Series A (NPFGC):
4.25%, 7/01/10	2,085	2,085,209
4.38%, 1/01/11	2,815	2,866,683

		4,951,892

Kentucky — 4.1%
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare Inc., Series B (NPFGC), 5.42%, 10/01/10 (b)	10,890	10,815,948

Minnesota — 0.2%
Southern Minnesota Municipal Power Agency, Refunding RB, Series B, 5.75%, 1/01/11 (a)	590	597,151

Municipal Bonds	Par (000)	Value

New Jersey — 0.8%
Monmouth County Improvement Authority, RB, Governmental Loan (AGM), 3.38%, 12/01/10	$1,000	$1,012,500
Newark Housing Authority, RB, South Ward Police Facility (AGC), 3.50%, 12/01/10	1,000	1,011,350

		2,023,850

New Mexico — 0.4%
New Mexico Finance Authority, RB, Public Project — Revolving Fund, Series A (NPFGC), 4.30%, 6/01/11	915	947,711

New York — 3.8%
Long Island Power Authority, Refunding RB, General, Series A (AMBAC), 5.50%, 12/01/10	8,950	9,131,148
New York State Dormitory Authority, RB, Pratt Institute, Series C (AGC), 2.50%, 7/01/10	890	890,053

		10,021,201

Ohio — 0.9%
City of Akron Ohio, GO, Refunding (NPFGC), 4.00%, 12/01/10	1,000	1,015,100
County of Hamilton Ohio, Refunding RB, Improvement, Metropolitan Sewer District, Series B (NPFGC), 5.00%, 12/01/10	1,250	1,274,550
Ohio State Building Authority, Refunding RB, State Facilities, Adult Correction, Series A (AGM), 5.50%, 10/01/10	150	151,953

		2,441,603

Rhode Island — 0.0%
Rhode Island Clean Water Finance Agency, RB, Series A (NPFGC), 6.70%, 10/01/10	105	106,524

Texas — 6.9%
City of Houston Texas, Refunding RB, Junior Lien, Series C (AMBAC), 6.74%, 12/01/10 (b)	10,440	10,404,086
County of Harris Texas, GO, Refunding, Tax Road, Series A (AGM), 5.00%, 10/01/10	1,500	1,517,910
Dallas Area Rapid Transit, RB, Senior Lien (AMBAC), 4.30%, 12/01/10	2,000	2,033,540
Texas Municipal Power Agency, Refunding RB (NPFGC), 5.50%, 9/01/10	4,000	4,032,520

		17,988,056

Utah — 1.2%
Jordan Valley Water Conservancy District, Refunding RB, CAB, Series A (AMBAC), 6.89%, 10/01/10 (b)	3,175	3,165,094

Washington — 10.8%
Benton County School District No. 17 Kennewick Washington, GO, Refunding (AGM), 4.50%, 12/01/10	7,345	7,472,215
Chelan County School District No. 246 Wenatchee Washington, GO (AGM), 4.50%, 12/01/10	1,000	1,017,410
City of Tacoma Washington, GO (NPFGC), 4.63%, 12/01/10	1,010	1,027,715
Clark County School District No. 114 Evergreen Washington, GO (AGM), 4.13%, 12/01/10	2,040	2,072,885

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	JUNE 30, 2010

Schedule of Investments (continued)	BlackRock Insured Municipal Term Trust Inc. (BMT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Washington (concluded)
Energy Northwest, Refunding RB (NPFGC) (b):
CAB, Series B, 5.04%, 7/01/10	$1,300	$1,299,987
Series A, 6.48%, 7/01/10	3,745	3,744,925
Series A, 6.48%, 7/01/10 (a)	9,160	9,159,909
Whatcom County School District No. 503 Blaine Washington, GO, Refunding (AGM), 4.50%, 12/01/10	2,280	2,319,695

		28,114,741

Wyoming — 0.5%
Albany County Improvements Statutory Trust, COP (NPFGC), 4.00%, 7/15/10	1,450	1,451,899

Total Long-Term Investments (Cost — $114,951,892) — 44.5%		116,268,153

Short-Term Securities	Shares

Money Market Funds — 15.8%
FFI Institutional Tax-Exempt Fund, 0.21%, (c)(d)	41,255,030	41,255,030

	Par (000)

Municipal Bonds — 41.4%
California — 6.1%
Coast Community College District, FLOATS, VRDN, Series 33TP (AGM), 0.31%, 7/07/10 (e)(f)	$9,880	9,880,000
San Francisco Bay Area Rapid Transit District, Refunding RB, PUTTERS, VRDN, Series 1631 (AGM), 0.31%, 7/07/10 (e)(f)	6,125	6,125,000

		16,005,000

Georgia — 3.8%
County of DeKalb Georgia, Eclipse Funding Trust, Refunding RB, VRDN, Series 2006-0074, Solar Eclipse (AGM, US Bank NA LOC), 0.31%, 7/07/10 (e)(f)	9,880	9,880,000

Illinois — 4.6%
City of Chicago Illinois, GO, Refunding, PUTTERS, VRDN, Series 1286 (AGM), 0.31%, 7/07/10 (e)(f)	12,000	12,000,000

Massachusetts — 2.7%
Massachusetts Health & Educational Facilities Authority, RB, VRDN, Dana-Farber Cancer Institute, Series L1 (JPMorgan Chase Bank LOC), 0.24%, 7/07/10 (e)	7,000	7,000,000

Michigan — 6.4%
Kent Hospital Finance Authority, Refunding RB, VRDN, Spectrum Health System, Series C (Bank of New York LOC), 0.27%, 7/07/10 (e)	9,000	9,000,000
St. Joseph Hospital Finance Authority Michigan, Refunding RB, VRDN, Lakeland Hospital (AGM), 0.35%, 7/07/10 (e)	7,625	7,625,000

		16,625,000

Short-Term Securities	Par (000)	Value

Municipal Bonds (concluded)
New York — 9.2%
Long Island Power Authority, RB, VRDN, General, Series N (AGM, Dexia Credit Local SBPA), 0.30%, 7/07/10 (e)	$12,000	$12,000,000
Triborough Bridge & Tunnel Authority, Refunding RB, VRDN, Metropolitan Transportation Authority Bridges and Tunnels, Series AB (AGM, JPMorgan Chase Bank SBPA), 0.28%, 7/07/10 (e)	12,000	12,000,000

		24,000,000

North Carolina — 2.1%
North Carolina Medical Care Commission, RB, VRDN, Transylvania Regional Hospital (First-Citizens B&T Co. LOC, Wells Fargo Bank NA LOC), 0.30%, 7/07/10 (e)	5,525	5,525,000

South Carolina — 4.6%
Scago Educational Facilities Corp. for Pickens School District, Eclipse Funding Trust, RB, Series 2007-0003, Solar Eclipse (AGM, US Bank NA LOC), 0.31%, 7/07/10 (e)(f)	12,165	12,165,000

Texas — 1.9%
North Central Texas Health Facility Development Corp., RB, VRDN, Baylor Health Care System Project, Series B (AGM, Bank of New York SBPA), 0.28%, 7/07/10 (e)	5,000	5,000,000

Total Municipal Bonds		108,200,000

Total Short-Term Securities (Cost — $149,455,030) — 57.2%		149,455,030

Total Investments (Cost — $264,406,922*) — 101.7%		265,723,183
Liabilities in Excess of Other Assets — (1.7)%		(4,546,304)

Net Assets — 100.0%		$261,176,879

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$264,255,642

Gross unrealized appreciation	$1,468,213
Gross unrealized depreciation	(672)

Net unrealized appreciation	$1,467,541

(a)	Security is collateralized by Municipal or US Treasury obligations.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(e)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at June 30, 2010	Income

FFI Institutional Tax-Exempt Fund	7,070,509	34,184,521	41,255,030	$19,701

(d)	Represents the current yield as of report date.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2010	13

Schedule of Investments (concluded)	BlackRock Insured Municipal Term Trust Inc. (BMT)

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(f)	These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$116,268,153	—	$116,268,153
Short-Term Securities	$41,255,030	108,200,000	—	149,455,030

Total	$41,255,030	$224,468,153	—	$265,723,183

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	JUNE 30, 2010

Schedule of Investments June 30, 2010 (Unaudited)	BlackRock Municipal 2018 Term Trust (BPK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 3.0%
Courtland IDB Alabama, Refunding RB, International Paper Co. Projects, Series A, 4.75%, 5/01/17	$1,000	$991,880
Huntsville Health Care Authority Alabama, Refunding RB, Series A, 5.63%, 6/01/22	5,845	6,014,797

		7,006,677

Arizona — 2.6%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/21	4,660	5,232,155
Salt Verde Financial Corp., RB, Senior, 5.25%, 12/01/20	1,000	1,009,710

		6,241,865

California — 11.4%
Agua Caliente Band of Cahuilla Indians, RB, 5.60%, 7/01/13 (a)	1,430	1,410,652
California Pollution Control Financing Authority, RB, Waste Management Inc. Project, Series C, AMT, 5.13%, 11/01/23	6,500	6,498,895
California Pollution Control Financing Authority, Refunding RB, Republic Services Inc. Project, Series C, Mandatory Put Bonds, AMT, 5.25%, 6/01/23	4,055	4,149,806
California State Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/18	5,000	5,672,600
City of Lincoln California, Special Tax Bonds, Community Facilities District No. 2003-1, 5.90%, 9/01/13 (b)	1,100	1,288,771
Clovis Unified School District California, GO, CAB, Election of 2004, Series A (NPFGC), 5.13%, 8/01/21 (c)(d)	5,425	3,651,893
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,132,462

		26,805,079

Colorado — 4.4%
Colorado Housing & Finance Authority, RB, Disposal, Waste Management Inc. Project, AMT, 5.70%, 7/01/18	5,000	5,268,950
Park Creek Metropolitan District Colorado, Refunding RB, Senior, Limited Tax, Property Tax, 5.25%, 12/01/20	5,010	5,052,635

		10,321,585

Florida — 4.7%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,323,613
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center of Florida, 6.75%, 11/15/21	1,975	2,034,131
Pine Island Community Development District, RB, 5.30%, 11/01/10 (e)(f)	400	391,440
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/13	2,270	1,942,984
Village Center Community Development District, RB, Sub-Series B, 5.88%, 1/01/15	4,305	4,349,815
Westchester Community Development District No. 1, Special Assessment Bonds, Community Infrastructure, 6.00%, 5/01/23	1,230	1,050,518

		11,092,501

Municipal Bonds	Par (000)	Value

Illinois — 15.3%
City of Chicago Illinois, RB, General Airport, Third Lien, Series A (AMBAC):
5.00%, 1/01/19	$5,000	$5,351,750
5.00%, 1/01/20	3,000	3,175,710
City of Chicago Illinois, Refunding RB, General Airport, Third Lien, Series A, AMT (NPFGC), 5.75%, 1/01/18	5,000	5,170,000
Illinois Finance Authority, RB:
Educational Advancement Fund, University Center Project, 6.00%, 5/01/12 (b)	1,980	2,196,949
MJH Education Assistance IV LLC, Sub-Series A, 5.50%, 6/01/19 (e)(f)	2,750	1,512,473
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.00%, 11/01/18	2,290	2,460,926
Elmhurst Memorial Healthcare, 5.50%, 1/01/22	5,000	4,974,750
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC) (g):
5.42%, 6/15/19	1,885	2,052,482
5.47%, 6/15/20	1,985	2,147,571
5.52%, 6/15/21	2,090	2,252,769
Illinois State Toll Highway Authority, RB, Senior Priority, Series A (AGM), 5.00%, 1/01/19	2,250	2,503,350
State of Illinois, RB, Build Illinois, Series B, 5.00%, 6/15/18	2,000	2,222,480

		36,021,210

Indiana — 8.8%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	3,750	3,149,287
Indiana Health Facility Financing Authority, RB, Health System, Sisters of St. Francis, 5.75%, 11/01/11 (b)	10,000	10,792,700
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	2,500	2,612,950
Petersburg Indiana, Refunding RB, Indiana Power & Light, 5.75%, 8/01/21	4,000	4,100,120

		20,655,057

Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.00%, 11/15/18	2,500	2,785,450

Kentucky — 1.4%
Kentucky Housing Corp., RB, Series C, AMT, 4.63%, 7/01/22	3,195	3,207,461

Louisiana — 0.7%
Louisiana Public Facilities Authority, RB, Department of Public Safety Fire Marshal’s Headquarter Project (NPFGC), 5.88%, 6/15/14	1,750	1,779,698

Maryland — 2.2%
County of Frederick Maryland, Special Tax Bonds, Urbana Community Development Authority, Series A, 5.80%, 7/01/20	4,175	4,168,738
Maryland Health & Higher Educational Facilities Authority, Refunding RB, University of Maryland Medical System, 5.00%, 7/01/18	1,000	1,077,850

		5,246,588

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2010	15

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Massachusetts — 0.1%
Massachusetts State Water Pollution Abatement, Refunding RB, MWRA Program, Sub-Series A, 6.00%, 8/01/23	$135	$135,570

Michigan — 2.1%
Michigan State Hospital Finance Authority, Refunding RB, Hospital:
Oakwood Obligation Group, Series A, 5.00%, 7/15/18	1,000	1,037,810
Sparrow Obligated, 4.50%, 11/15/26	3,500	3,218,530
Pontiac Tax Increment Finance Authority Michigan, Tax Allocation Bonds, Refunding, Tax Increment Development (ACA), 5.38%, 6/01/12 (b)	640	703,347

		4,959,687

Mississippi — 4.1%
County of Lowndes Mississippi, Refunding RB, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	9,000	9,623,430

Multi-State — 10.7%
Centerline Equity Issuer Trust, 6.80%, 10/31/52 (a)(h)	14,000	15,109,220
MuniMae TE Bond Subsidiary LLC (a)(h):
5.20%, 6/29/49	6,000	4,344,780
Series D, 5.90%, 11/29/49	4,000	2,248,400
San Manuel Entertainment Authority, Series 04-C, 4.50%, 12/01/16 (a)	4,000	3,619,320

		25,321,720

Nevada — 2.8%
City of Henderson Nevada, Special Assessment Bonds, District No. T-18, 5.15%, 9/01/21	1,000	450,560
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.35%, 6/01/17	1,030	938,495
Director of the State of Nevada Department of Business & Industry, RB, Republic Services Inc. Project, Mandatory Put Bonds, AMT, 5.63%, 12/01/26	5,120	5,335,501

		6,724,556

New Hampshire — 6.5%
New Hampshire Business Finance Authority, Refunding RB, Public Service Co. of New Hampshire Project (NPFGC):
Series B, AMT, 4.75%, 5/01/21	6,000	5,935,080
Series C, 5.45%, 5/01/21	7,000	7,252,000
New Hampshire Health & Education Facilities Authority, RB, Exeter Project, 6.00%, 10/01/24	2,025	2,078,581

		15,265,661

New Jersey — 15.8%
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	7,000	6,897,380
Continental Airlines Inc. Project, AMT, 7.00%, 11/15/30	4,065	4,024,553
Continental Airlines Inc. Project, AMT, 7.20%, 11/15/30	6,750	6,749,730
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 5.50%, 4/01/16	8,410	8,458,610

Municipal Bonds	Par (000)	Value

New Jersey (concluded)
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.25%, 12/01/18	$2,500	$2,798,475
New Jersey Health Care Facilities Financing Authority, Refunding RB, AtlantiCare Regional Medical Center, 5.00%, 7/01/20	1,500	1,571,220
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.55%, 10/01/22	2,500	2,501,575
Newark Housing Authority, RB, South Ward Police Facility (AGC), 4.50%, 12/01/18	4,000	4,298,480

		37,300,023

New York — 7.1%
City of New York New York, GO, Sub-Series F-1, 5.00%, 9/01/18	7,500	8,304,225
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT, 7.63%, 8/01/25	3,460	3,546,500
Tobacco Settlement Financing Corp. New York, RB, Asset-Backed, Series B-1C, 5.50%, 6/01/20	4,500	4,901,805

		16,752,530

North Carolina — 7.2%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 4.00%, 1/01/18	3,865	3,988,950
North Carolina HFA, Refunding RB, Series 28-A, AMT, 4.65%, 7/01/23	3,140	3,144,522
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 1/01/21	5,000	5,537,900
Wake County Industrial Facilities & Pollution Control Financing Authority North Carolina, Refunding RB, Carolina Power & Light Co. Project, 5.38%, 2/01/17	4,000	4,227,200

		16,898,572

Ohio — 2.4%
American Municipal Power-Ohio Inc., RB, Prairie State Energy Campus Project, Series A, 5.25%, 2/15/23	5,000	5,375,750
Pinnacle Community Infrastructure Financing Authority, RB, Facilities, Series A, 6.00%, 12/01/22	438	387,087

		5,762,837

Oklahoma — 1.1%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory Put Bonds, AMT, 7.75%, 6/01/35	2,700	2,713,689

Pennsylvania — 6.9%
Cumberland County Municipal Authority, RB, Diakon Lutheran, 5.75%, 1/01/19	2,375	2,467,150
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.00%, 2/01/21	2,000	1,741,000
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,087,510
Philadelphia Authority for Industrial Development, RB, Series B (AGM), 5.50%, 10/01/11 (b)	5,000	5,366,100
West Cornwall Township Municipal Authority Pennsylvania, RB, Elizabethtown College Project (b):
5.90%, 12/15/11	2,500	2,696,375
6.00%, 12/15/11	2,650	2,862,000

		16,220,135

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	JUNE 30, 2010

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Puerto Rico — 1.2%
Commonwealth of Puerto Rico, GO, Public Improvement, Series B, 5.25%, 7/01/17	$2,665	$2,802,887

South Carolina — 2.2%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health Alliance, Series A, 6.13%, 8/01/23	5,000	5,201,650

Tennessee — 3.3%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, CAB, Series A (AGM), 5.63%, 1/01/19 (c)	12,000	7,738,920

Texas — 16.6%
Alliance Airport Authority Texas, Refunding RB, FedEx Corp. Project, AMT, 4.85%, 4/01/21	2,000	1,954,980
Birdville ISD Texas, GO, Refunding, CAB (PSF-GTD) (c):
5.40%, 2/15/18	1,615	1,259,716
5.46%, 2/15/19	1,815	1,348,890
5.51%, 2/15/20	2,625	1,857,450
5.54%, 2/15/21	2,500	1,686,025
Brazos River Authority, Refunding RB, TXU Electric Co. Project, Series C, Mandatory Put Bonds, AMT, 5.75%, 5/01/36	10,010	9,573,664
Central Texas Regional Mobility Authority, RB, Senior Lien:
5.75%, 1/01/18	750	789,142
5.75%, 1/01/19	750	784,350
City of Dallas Texas, Refunding RB (AGC), 5.00%, 8/15/21	2,500	2,697,575
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Joint Series A, AMT (NPFGC):
5.88%, 11/01/17	5,000	5,188,000
5.88%, 11/01/18	5,000	5,175,400
North Texas Tollway Authority, RB, Series C:
5.00%, 1/01/19	2,215	2,398,225
5.25%, 1/01/20	4,000	4,357,400

		39,070,817

U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority, Refunding RB, Senior Lien, Series B, 5.00%, 10/01/18	1,000	1,077,070

Virginia — 1.2%
Virginia HDA, RB, Sub-Series E-2, AMT, 4.38%, 10/01/19	2,750	2,761,660

Municipal Bonds	Par (000)	Value

Wisconsin — 6.5%
City of Franklin Wisconsin, RB, Waste Management Inc. Project, AMT, 4.95%, 4/01/16	$1,990	$2,071,849
State of Wisconsin, Refunding RB, Series A, 5.00%, 5/01/18	1,000	1,133,550
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health Inc., 5.38%, 10/01/11 (b)	4,560	4,875,962
Froedtert & Community Health Inc., 5.00%, 4/01/19	1,265	1,344,113
Froedtert & Community Health Inc., 5.38%, 10/01/21	440	449,689
Wheaton Franciscan Services, 6.25%, 2/15/12 (b)	5,000	5,518,200

		15,393,363

Total Municipal Bonds — 153.9%		362,887,948

Municipal Bonds Transferred to Tender Option Bond Trusts (i)

Illinois — 2.3%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.00%, 11/01/20	5,000	5,522,750

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.3%		5,522,750

Total Long-Term Investments (Cost — $362,122,350) — 156.2%		368,410,698

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.21% (j)(k)	1,500,001	1,500,001

Total Short-Term Securities (Cost — $1,500,001) — 0.6%		1,500,001

Total Investments (Cost — $363,622,351*) — 156.8%		369,910,699
Other Assets Less Liabilities — 1.5%		3,555,208
Liabilities for Trust Certificates, Including Interest Expense and Fees Payable — (1.5)%		(3,751,874)
Preferred Shares, at Redemption Value — (56.8)%		(133,861,086)

Net Assets Applicable to Common Shares — 100.0%		$235,852,947

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$359,733,941

Gross unrealized appreciation	$14,833,216
Gross unrealized depreciation	(8,406,458)

Net unrealized appreciation	$6,426,758

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2010	17

Schedule of Investments (concluded)	BlackRock Municipal 2018 Term Trust (BPK)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Security is collateralized by Municipal or US Treasury obligations.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Non-income producing security.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(h)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(i)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(j)	Represents the current yield as of report date.

(k)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(b)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at June 30, 2010	Income

FFI Institutional Tax-Exempt Fund	6,567,813	(5,067,812)	1,500,001	$4,675

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$368,410,698	—	$368,410,698
Short-Term Securities	$1,500,001	—	—	1,500,001

Total	$1,500,001	$368,410,698	—	$369,910,699

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JUNE 30, 2010

Schedule of Investments June 30, 2010 (Unaudited)	BlackRock New York Municipal 2018 Term Trust (BLH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 145.8%

Corporate — 9.9%
Jefferson County Industrial Development Agency New York, Refunding RB, Solid Waste, Series A, AMT, 5.20%, 12/01/20	$2,450	$2,422,756
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT, 7.50%, 8/01/16	1,000	1,018,910
Port Authority of New York & New Jersey, RB, Continental Airlines, Inc. and Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	2,195	2,198,402

		5,640,068

County/City/Special District/ School District — 40.0%
City of New York New York, GO:
Series B, 5.38%, 12/01/11 (a)	3,475	3,721,134
Series B, 5.38%, 12/01/20	525	554,054
Series M, 5.00%, 4/01/23	1,390	1,487,481
City of New York New York, GO, Refunding, Series G:
5.75%, 8/01/12 (a)	1,895	2,103,848
5.75%, 8/01/18	3,105	3,365,416
County of Nassau New York, GO, Refunding, General Improvement, Series C (AGC), 5.25%, 10/01/22	2,500	2,867,600
New York City Transitional Finance Authority, RB, Fiscal 2008, Series S-1, 5.00%, 1/15/23	1,400	1,528,324
New York City Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/11 (a)	3,000	3,215,460
New York State Dormitory Authority, Series A, RB:
City University System, Consolidated 4th General, 5.13%, 7/01/11 (a)	1,800	1,889,136
State University Dormitory Facilities, 5.00%, 7/01/18	1,045	1,194,717
New York State Urban Development Corp., Refunding RB, Series D, 5.50%, 1/01/19	750	873,277

		22,800,447

Education — 34.0%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/25 (b)(c)	450	179,987
City of Troy New York, RB, Rensselaer Polytechnic-B, 5.00%, 9/01/18	1,000	1,096,800
New York City Industrial Development Agency, RB, YMCA of Greater New York Project, 5.25%, 8/01/21	4,000	4,019,760
New York Liberty Development Corp., RB, National Sports Museum Project, Series A, 6.13%, 2/15/19 (b)(c)	525	5
New York State Dormitory Authority, RB:
Pratt Institute, Series C (AGC), 5.00%, 7/01/19	600	681,888
University of Rochester, Series A, 5.00%, 7/01/21	1,155	1,278,874
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, Series A (Radian), 5.50%, 7/01/18	1,000	1,043,480
Yeshiva University, 5.00%, 9/01/27	2,000	2,144,220
Niagara County Industrial Development Agency, Refunding RB, Niagara University Project, Series A (Radian), 5.35%, 11/01/23	4,180	4,233,629

Municipal Bonds	Par (000)	Value

New York (continued)

Education (concluded)
Westchester County Industrial Development Agency New York, RB, Purchase College Foundation Housing, Series A (AMBAC), 5.13%, 12/01/22	$3,710	$3,739,532
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A:
5.00%, 6/01/18	500	534,685
5.00%, 6/01/19	400	424,504

		19,377,364

Health — 18.3%
East Rochester Housing Authority New York, Refunding RB, Genesee Valley Nursing Center (FHA), 5.20%, 12/20/24	1,240	1,270,603
New York State Dormitory Authority, Refunding RB, Mental Health Services Facilities, Series A, 5.00%, 8/15/18	1,025	1,145,397
Oneida Health Care Corp. New York, Refunding RB, Residential Health Care Project (Radian), 5.30%, 2/01/21	4,130	4,126,489
Orange County Industrial Development Agency New York, Refunding RB, St. Luke’s Hospital Newburgh New York Project, Series A (Radian), 5.38%, 12/01/21	3,875	3,880,464

		10,422,953

Housing — 1.9%
New York State Dormitory Authority, RB, Willow Towers Inc. Project (Ginnie Mae), 5.25%, 2/01/22	1,000	1,055,990

State — 6.1%
New York State Dormitory Authority, RB, Mental Health Services:
Series 2007-B (NPFGC), 5.50%, 8/15/20 (a)	30	31,767
Series 2008-A, 5.00%, 2/15/18	120	120,302
Series B (NPFGC), 5.50%, 8/15/11 (a)	80	84,739
Series B (NPFGC), 5.50%, 8/15/11 (a)	1,480	1,567,675
Series B (NPFGC), 5.50%, 8/15/11 (a)	1,030	1,089,452
New York State Urban Development Corp., RB, State Personal Income Tax, Series A-1, 5.00%, 12/15/22	500	559,580

		3,453,515

Tobacco — 12.0%
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.63%, 8/15/35	4,000	3,504,480
TSASC Inc. New York, RB, Tobacco Settlement Asset-Backed, Series 1, 5.75%, 7/15/12 (a)	3,000	3,324,660

		6,829,140

Transportation — 21.7%
Metropolitan Transportation Authority, Refunding RB, Series A (NPFGC), 5.13%, 11/15/21	5,000	5,239,250
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/20	2,750	3,123,423
Port Authority of New York & New Jersey, RB, Consolidated, 126th Series, AMT (NPFGC), 5.00%, 11/15/18	3,885	4,017,517

		12,380,190

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2010	19

Schedule of Investments (concluded)	BlackRock New York Municipal 2018 Term Trust (BLH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)

Utilities — 1.9%
Long Island Power Authority, Refunding RB, Series A, 5.25%, 4/01/21	$1,000	$1,106,500

Total Municipal Bonds in New York		83,066,167

Puerto Rico — 6.8%

Tobacco — 3.0%
Children’s Trust Fund, Refunding RB, Asset-Backed, 5.63%, 5/15/43	2,000	1,720,380

Utilities — 3.8%
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/21	2,000	2,158,940

Total Municipal Bonds in Puerto Rico		3,879,320

Total Long-Term Investments (Cost — $84,465,577) — 152.6%		86,945,487

Short-Term Securities	Shares

BIF New York Municipal Money Fund, 0.00% (d)(e)	582,281	582,281

Total Short-Term Securities (Cost — $582,281) — 1.0%		582,281

Total Investments (Cost — $85,047,858*) — 153.6%		87,527,768

Other Assets Less Liabilities — 1.5%		855,997

Preferred Shares, at Redemption Value — (55.1)%		(31,400,344)

Net Assets Applicable to Common Shares — 100.0%		$56,983,421

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$85,039,173

	Gross unrealized appreciation	$3,706,118
	Gross unrealized depreciation	(1,217,523)

	Net unrealized appreciation	$2,488,595

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	Represents the current yield as of report date.

(e)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at June 30, 2010	Income

BIF New York Municipal Money Fund	776,225	(193,944)	582,281	$15

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$86,945,487	—	$86,945,487
Short-Term Securities	$582,281	—	—	582,281

Total	$582,281	$86,945,487	—	$87,527,768

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JUNE 30, 2010

Statements of Assets and Liabilities

June 30, 2010 (Unaudited)	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Insured Municipal Term Trust Inc. (BMT)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)

Assets

Investments at value — unaffiliated[1]	$145,944,343	$224,468,153	$368,410,698	$86,945,487
Investments at value — affiliated[2]	2,927,243	41,255,030	1,500,001	582,281
Interest receivable	1,885,372	877,273	4,684,064	1,212,109
Investments sold receivable	—	7,688,564	277,000	—
Prepaid expenses	16,597	33,191	48,276	14,155
Income receivable — affiliated	76	755	407	55
Other assets	5,238	55,917	29,970	3,868

Total assets	150,778,869	274,378,883	374,950,416	88,757,955

Accrued Liabilities

Income dividends payable — Common Shares	463,178	388,285	1,240,826	297,909
Investment advisory fees payable	48,313	73,747	122,421	28,814
Officer’s and Trustees’ fees payable	6,752	57,659	31,693	4,998
Other affiliates payable	681	—	1,656	411
Investments purchased payable	—	12,525,000	—	—
Administration fee payable	—	21,480	—	—
Interest expense and fees payable	—	—	1,874	—
Other accrued expenses payable	47,360	135,833	87,913	42,058

Total accrued liabilities	566,284	13,202,004	1,486,383	374,190

Other Liabilities

Trust certificates[3]	—	—	3,750,000	—

Total Liabilities	566,284	13,202,004	5,236,383	374,190

Preferred Shares at Redemption Value

$25,000 per share liquidation preference, plus unpaid dividends[4,5]	55,526,390	—	133,861,086	31,400,344

Net Assets Applicable to Common Shareholders	$94,686,195	$261,176,879	$235,852,947	$56,983,421

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital[6,7,8]	$91,218,423	$239,510,175	$225,650,999	$51,484,790
Undistributed net investment income	6,047,499	16,265,570	17,802,918	4,170,788
Accumulated net realized gain (loss)	(4,080,128)	4,084,873	(13,889,318)	(1,152,067)
Net unrealized appreciation	1,500,401	1,316,261	6,288,348	2,479,910

Net Assets Applicable to Common Shareholders	$94,686,195	$261,176,879	$235,852,947	$56,983,421

Net asset value per Common Share	$14.72	$10.09	$14.83	$15.68

[1] Investments at cost — unaffiliated	$144,443,942	$223,151,892	$362,122,350	$84,465,577

[2] Investments at cost — affiliated	$2,927,243	$41,255,030	$1,500,001	$582,281

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding, par value $0.001 per share	2,221	—	5,354	1,256

[5] Preferred Shares authorized	unlimited	2,600	unlimited	unlimited

[6] Par value per Common Share	$0.001	$0.010	$0.001	$0.001

[7] Common Shares outstanding	6,433,028	25,885,639	15,908,028	3,633,028

[8] Common Shares authorized	unlimited	200 million	unlimited	unlimited

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2010	21

Statements of Operations

Six Months Ended June 30, 2010 (Unaudited)	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Insured Municipal Term Trust Inc. (BMT)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)

Investment Income

Interest	$3,555,160	$4,432,410	$9,473,777	$2,116,685
Income — affiliated	1,009	21,997	5,882	179

Total income	3,556,169	4,454,407	9,479,659	2,116,864

Expenses

Investment advisory	291,175	447,750	722,538	172,003
Commissions for Preferred Shares	40,251	—	97,826	22,827
Professional	23,536	6,290	31,102	21,176
Accounting services	11,858	28,359	22,641	9,083
Transfer agent	8,871	8,820	12,365	9,007
Printing	8,571	12,273	21,033	5,560
Officer and Trustees	4,679	13,032	11,873	2,792
Custodian	5,458	8,097	10,661	3,951
Registration	4,532	4,627	4,589	4,575
Administration	—	127,929	—	—
Miscellaneous	21,451	98,620	33,975	18,672

Total expenses excluding interest expense and fees	420,382	755,797	968,603	269,646
Interest expense and fees[1]	—	—	12,109	—

Total expenses	420,382	755,797	980,712	269,646
Less fees waived by advisor	(5,526)	(4,557)	(1,244)	(2,923)

Total expenses after fees waived	414,856	751,240	979,468	266,723

Net investment income	3,141,313	3,703,167	8,500,191	1,850,141

Realized and Unrealized Gain (Loss)

Net realized gain from investments	51,782	4,087,842	458,115	10,172
Net change in unrealized appreciation/depreciation on investments	1,967,487	(7,530,639)	6,811,366	389,882

Total realized and unrealized gain (loss)	2,019,269	(3,442,797)	7,269,481	400,054

Dividends to Preferred Shareholders from

Net investment income	(105,384)	—	(251,970)	(59,609)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$5,055,198	$260,370	$15,517,702	$2,190,586

[1] Related to tender option bond trusts.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JUNE 30, 2010

Statements of Changes in Net Assets

	BlackRock California Municipal 2018 Term Trust (BJZ)		BlackRock Insured Municipal Term Trust Inc. (BMT)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

Operations

Net investment income	$3,141,313	$6,622,225	$3,703,167	$10,305,344
Net realized gain (loss)	51,782	(231,875)	4,087,842	(2,969)
Net change in unrealized appreciation/depreciation	1,967,487	14,764,380	(7,530,639)	(1,566,329)
Dividends to Preferred Shareholders from net investment income	(105,384)	(327,533)	—	—

Net increase in net assets applicable to Common Shareholders resulting from operations	5,055,198	20,827,197	260,370	8,736,046

Dividends and Distributions to Common Shareholders From

Net investment income	(2,779,068)	(5,212,361)	(3,127,865)	(11,648,641)
Net realized gain	—	—	—	(41,210)

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(2,779,068)	(5,212,361)	(3,127,865)	(11,689,851)

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	2,276,130	15,614,836	(2,867,495)	(2,953,805)
Beginning of period	92,410,065	76,795,229	264,044,374	266,998,179

End of period	$94,686,195	$92,410,065	$261,176,879	$264,044,374

Undistributed net investment income	$6,047,499	$5,790,638	$16,265,570	$15,690,268

	BlackRock Municipal 2018 Term Trust (BPK)		BlackRock New York Municipal 2018 Term Trust (BLH)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

Operations

Net investment income	$8,500,191	$17,756,107	$1,850,141	$3,994,183
Net realized gain (loss)	458,115	(199,646)	10,172	227,414
Net change in unrealized appreciation/depreciation	6,811,366	40,644,425	389,882	5,881,828
Dividends to Preferred Shareholders from net investment income	(251,970)	(778,993)	(59,609)	(185,012)

Net increase in net assets applicable to Common Shareholders resulting from operations	15,517,702	57,421,893	2,190,586	9,918,413

Dividends to Common Shareholders From

Net investment income	(7,444,957)	(14,691,064)	(1,787,450)	(3,395,973)

Net Assets Applicable to Common Shareholders

Total increase in net assets applicable to Common Shareholders	8,072,745	42,730,829	403,136	6,522,440
Beginning of period	227,780,202	185,049,373	56,580,285	50,057,845

End of period	$235,852,947	$227,780,202	$56,983,421	$56,580,285

Undistributed net investment income	$17,802,918	$16,999,654	$4,170,788	$4,167,706

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2010	23

Financial Highlights	BlackRock California Municipal 2018 Term Trust (BJZ)

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31,

		2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$14.36	$11.94	$14.82	$15.26	$15.21	$15.17

Net investment income	0.49 [1]	1.03 [1]	1.05 [1]	1.04	1.02	0.97
Net realized and unrealized gain (loss)	0.32	2.25	(2.90)	(0.44)	0.03	(0.01)
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.05)	(0.29)	(0.29)	(0.26)	(0.18)

Net increase (decrease) from investment operations	0.79	3.23	(2.14)	0.31	0.79	0.78

Dividends to Common Shareholders from net investment income	(0.43)	(0.81)	(0.74)	(0.75)	(0.74)	(0.74)

Net asset value, end of period	$14.72	$14.36	$11.94	$14.82	$15.26	$15.21

Market price, end of period	$15.48	$15.09	$11.60	$15.40	$15.94	$15.19

Total Investment Return[2]

Based on net asset value	5.41%[3]	27.09%	(15.18)%	1.95%	5.19%	5.30%

Based on market price	5.49%[3]	37.46%	(20.70)%	1.42%	10.03%	14.85%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	0.92%[5]	0.96%	0.97%	0.97%	0.99%	1.01%

Total expenses after fees waived and before fees paid indirectly[4]	0.91%[5]	0.95%	0.96%	0.94%	0.99%	1.01%

Total expenses after fees waived and paid indirectly[4]	0.91%[5]	0.95%	0.96%	0.94%	0.97%	0.99%

Net investment income[4]	6.87%[5]	7.56%	7.43%	7.05%	6.69%	6.39%

Dividends to Preferred Shareholders	0.23%[5]	0.38%	2.07%	1.96%	1.73%	1.17%

Net investment income to Common Shareholders	6.64%[5]	7.18%	5.36%	5.09%	4.96%	5.22%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$94,686	$92,410	$76,795	$95,336	$98,165	$97,824

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$55,525	$55,525	$55,525	$55,525	$55,525	$55,525

Portfolio turnover	6%	5%	1%	7%	—	9%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$67,633	$66,609	$59,580	$67,935	$69,214	$69,056

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JUNE 30, 2010

Financial Highlights	BlackRock Insured Municipal Term Trust Inc. (BMT)

	Six Months Ended June 30, 2010 (Unaudited)
		Year Ended December 31,

		2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$10.20	$10.31	$10.35	$10.28	$10.51	$11.05

Net investment income	0.14 [1]	0.40 [1]	0.47 [1]	0.53	0.61	0.59
Net realized and unrealized gain (loss)	(0.13)	(0.06)	(0.04)	0.04	(0.18)	(0.38)
Dividends and distributions to Preferred Shareholders from:
Net investment income	—	—	(0.07)	(0.12)	(0.21)	(0.15)
Net realized gain	—	—	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]

Net increase from investment operations	0.01	0.34	0.36	0.45	0.22	0.06

Dividends and distributions to Common Shareholders from:
Net investment income	(0.12)	(0.45)	(0.39)	(0.37)	(0.45)	(0.58)
Net realized gain	—	(0.00)[2]	(0.01)	(0.01)	(0.00)[2]	(0.02)

Total dividends and distributions	(0.12)	(0.45)	(0.40)	(0.38)	(0.45)	(0.60)

Net asset value, end of period	$10.09	$10.20	$10.31	$10.35	$10.28	$10.51

Market price, end of period	$10.08	$10.45	$10.16	$9.85	$9.77	$10.36

Total Investment Return[3]

Based on net asset value	0.10%[4]	3.33%	3.62%	4.57%	2.26%	0.37%

Based on market price	(2.39)%[4]	7.42%	7.30%	4.71%	(1.40)%	(3.26)%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[5]	0.59%[6]	0.57%	0.67%	0.83%	1.06%	1.05%

Total expenses after fees waived and before fees paid indirectly[5]	0.59%[6]	0.56%	0.66%	0.83%	1.06%	1.05%

Total expenses after fees waived and paid indirectly[5]	0.59%[6]	0.56%	0.66%	0.83%	1.05%	1.04%

Net investment income[5]	2.89%[6]	3.83%	4.50%	5.13%	5.91%	5.48%

Dividends to Preferred Shareholders	—	—	0.65%	1.21%	2.04%	1.35%

Net investment income to Common Shareholders	2.89%[6]	3.83%	3.85%	3.92%	3.87%	4.13%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$261,177	$264,044	$266,998	$267,947	$266,109	$272,015

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	—	—	—	$65,000	$170,400	$170,400

Portfolio turnover	1%	3%	—	—	1%	—

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	—	—	—	$128,071	$64,062	$64,924

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2010	25

Financial Highlights	BlackRock Municipal 2018 Term Trust (BPK)

	Six Months Ended June 30, 2010 (Unaudited)
		Year Ended December 31,

		2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$14.32	$11.63	$15.06	$15.97	$15.71	$15.81

Net investment income	0.53 [1]	1.12 [1]	1.12 [1]	1.17	1.15	1.19
Net realized and unrealized gain (loss)	0.47	2.54	(3.35)	(0.83)	0.31	(0.25)
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.05)	(0.29)	(0.32)	(0.29)	(0.20)

Net increase (decrease) from investment operations	0.98	3.61	(2.52)	0.02	1.17	0.74

Dividends to Common Shareholders from net investment income	(0.47)	(0.92)	(0.91)	(0.93)	(0.91)	(0.84)

Net asset value, end of period	$14.83	$14.32	$11.63	$15.06	$15.97	$15.71

Market price, end of period	$15.92	$15.15	$12.97	$15.22	$17.01	$15.71

Total Investment Return[2]

Based on net asset value	6.65%[3]	30.92%	(17.96)%	(0.10)%	7.46%	4.86%

Based on market price	8.22%[3]	24.20%	(9.47)%	(5.21)%	14.46%	9.35%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	0.86%[6]	0.92%	0.94%	0.89%	0.91%	0.91%

Total expenses after fees waived and before fees paid indirectly[4]	0.86%[6]	0.91%	0.93%	0.89%	0.91%	0.91%

Total expenses after fees waived and paid indirectly[4]	0.86%[6]	0.91%	0.93%	0.89%	0.90%	0.91%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,5]	0.85%[6]	0.90%	0.91%	0.89%[5]	0.90%	0.91%

Net investment income[4]	7.49%[6]	8.36%	8.04%	7.57%	7.27%	7.53%

Dividends to Preferred Shareholders	0.22%[6]	0.36%	2.10%	2.08%	1.83%	1.27%

Net investment income to Common Shareholders	7.27%[6]	8.00%	5.94%	5.49%	5.44%	6.26%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$235,853	$227,780	$185,049	$239,609	$254,117	$249,890

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$133,850	$133,850	$133,850	$137,600	$137,600	$137,600

Portfolio turnover	2%	11%	4%	7%	7%	15%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$69,054	$67,546	$59,571	$68,548	$71,179	$70,407

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JUNE 30, 2010

Financial Highlights	BlackRock New York Municipal 2018 Term Trust (BLH)

	Six Months Ended June 30, 2010 (Unaudited)
		Year Ended December 31,

		2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$15.57	$13.78	$15.98	$16.33	$16.11	$15.77

Net investment income	0.51 [1]	1.10 [1]	1.08 [1]	1.18	1.11	1.08
Net realized and unrealized gain (loss)	0.11	1.67	(2.16)	(0.45)	0.11	0.17
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.05)	(0.29)	(0.28)	(0.26)	(0.17)

Net increase (decrease) from investment operations	0.60	2.72	(1.37)	0.45	0.96	1.08

Dividends to Common Shareholders from net investment income	(0.49)	(0.93)	(0.83)	(0.80)	(0.74)	(0.74)

Net asset value, end of period	$15.68	$15.57	$13.78	$15.98	$16.33	$16.11

Market price, end of period	$16.61	$16.90	$13.97	$16.18	$15.62	$15.15

Total Investment Return[2]

Based on net asset value	3.70%[3]	19.76%	(9.12)%	2.89%	6.26%	7.21%

Based on market price	1.21%[3]	28.22%	(9.00)%	8.92%	8.08%	7.28%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	0.97%[5]	1.00%	1.05%	1.02%	1.07%	1.08%

Total expenses after fees waived and before fees paid indirectly[4]	0.96%[5]	0.99%	1.02%	1.02%	1.07%	1.08%

Total expenses after fees waived and paid indirectly[4]	0.96%[5]	0.99%	1.02%	1.01%	1.04%	1.06%

Net investment income[4]	6.68%[5]	7.30%	7.06%	7.34%	6.84%	6.73%

Dividends to Preferred Shareholders	0.22%[5]	0.34%	1.88%	1.72%	1.58%	1.06%

Net investment income to Common Shareholders	6.46%[5]	6.96%	5.18%	5.62%	5.26%	5.67%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$56,983	$56,580	$50,058	$58,043	$59,313	$58,525

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$31,400	$31,400	$31,400	$31,400	$31,400	$31,400

Portfolio turnover	3%	14%	6%	6%	6%	12%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$70,369	$70,050	$64,857	$71,230	$72,237	$71,603

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2010	27

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Insured Municipal Term Trust Inc. (“BMT”), is organized as a Maryland corporation. BlackRock Municipal 2018 Term Trust (“BPK”), BlackRock California Municipal 2018 Term Trust (“BJZ”) and BlackRock New York Municipal 2018 Term Trust (“BLH”) are organized as Delaware statutory trusts. BMT and BPK are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BJZ and BLH are registered as non-diversified, closed-end management investment companies under the 1940 Act. BPK, BJZ and BLH are herein referred to as the “2018 Trusts.” BMT and the 2018 Trusts are referred to herein collectively as the “Trusts” or individually as a “Trust.” The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors and the Boards of Trustees of the Trusts are referred to throughout this report as the “Board of Trustees” or the “Board.” The Trusts determine and make available for publication the net asset value of their Common Shares on a daily basis.

BMT will terminate on or about December 31, 2010.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: The Trusts’ policy is to fair value their financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”).When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Trusts leverage their assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust, which typically invests the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Trust’s Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

28	SEMI-ANNUAL REPORT	JUNE 30, 2010

Notes to Financial Statements (continued)

Interest income from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At June 30, 2010, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the interest rate on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Interest Rate

BPK	$5,522,750	$3,750,000	0.36%

For the six months ended June 30, 2010, the Trust’s average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate

BPK	$3,750,000	0.66%

Should short-term interest rates rise, the Trust’s investments in TOBs may adversely affect the Trust’s net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Trust’s net asset values per share.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 6.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trusts file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

SEMI-ANNUAL REPORT	JUNE 30, 2010	29

Notes to Financial Statements (continued)

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Trusts for 1940 Act purposes, but BAC and Barclays are not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, and an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at the following annual rates of each Trust’s average weekly net assets as follows:

BJZ	0.40%
BMT	0.35%
BPK	0.40%
BLH	0.40%

Average weekly net assets are the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statements of Operations.

The Manager entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, with respect to the 2018 Trusts. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the 2018 Trusts to the Manager.

The administration fee paid to the Manager by BMT is computed weekly and payable monthly based on an annual rate of 0.10% of the Trust’s average weekly net assets.

For the six months ended June 30, 2010, the 2018 Trusts reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BJZ	$1,323
BPK	$3,278
BLH	$800

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

3. Investments:

Purchases and sales of investments excluding short-term securities for the six months ended June 30, 2010, were as follows:

	Purchases	Sales

BJZ	$9,195,199	$11,435,194
BMT	$1,539,661	$103,375,800
BPK	$12,775,948	$6,264,728
BLH	$3,072,954	$2,525,478

4. Capital Loss Carryforwards:

As of December 31, 2009, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,	BJZ	BMT	BPK	BLH

2010	$933,303	—	—	—
2011	—	—	—	$230,344
2012	1,482,072	—	$6,240,216	590,480
2013	530,943	—	—	—
2014	—	—	6,932,944	—
2015	470,704	—	889,102	333,477
2017	660,560	$2,615	202,544	—

Total	$4,077,582	$2,615	$14,264,806	$1,154,301

5. Concentration, Market and Credit Risk:

BJZ and BLH invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

30	SEMI-ANNUAL REPORT	JUNE 30, 2010

Notes to Financial Statements (continued)

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

BJZ invests a significant portion of its assets in securities in the county/city/special district/school district sector. BMT invests a significant portion of its assets in securities in the county/city/special district/school district and utilities sectors. BPK invests a significant portion of its assets in securities in the corporate sector. BLH invests a significant portion of its assets in securities in the county/city/special district/school district and education sectors. Changes in economic conditions affecting these sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

6. Capital Share Transactions:

BMT is authorized to issue 200 million shares, including Preferred Shares, all of which were initially classified as Common Shares, par value $0.01 per share. The 2018 Trusts are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Shares issued and outstanding remained constant for the Trusts for the six months ended June 30, 2010 and the years ended December 31, 2009 and December 31, 2008.

Preferred Shares

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Articles of Amendment/Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its Preferred Shares at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Trust intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The 2018 Trusts had the following series of Preferred Shares outstanding, effective yields and reset frequency as of June 30, 2010:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days

BJZ	M7	2,221	0.46%	7

BPK	W7	2,677	0.47%	7
	R7	2,677	0.46%	7

BLH	T7	1,256	0.40%	7

SEMI-ANNUAL REPORT	JUNE 30, 2010	31

Notes to Financial Statements (concluded)

Dividends on seven-day Preferred Shares are cumulative at a rate, which is reset every seven days, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares is the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each 2018 Trust for the six months ended June 30, 2010 were as follows:

	Series	Low	High	Average

BJZ	M7	0.24%	0.50%	0.39%

BPK	W7	0.26%	0.50%	0.39%
	R7	0.24%	0.49%	0.40%

BLH	T7	0.26%	0.50%	0.39%

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.24% to 0.50% for the six months ended June 30, 2010. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Trust’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Trusts’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Trusts pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions and 0.15% on the aggregate principal amount of all shares that fail to clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

Preferred Shares issued and outstanding remained constant during the six months ended June 30, 2010 and the year ended December 31, 2009 for all Trusts. Preferred Shares issued and outstanding remained constant for BJZ and BLH for the year ended December 31, 2008.

During the year ended December 31, 2008, BMT and BPK announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

BMT	M7	6/24/08	600	$15,000,000
	M7	11/18/08	2,000	$50,000,000

BPK	W7	6/26/08	75	$1,875,000
	R7	6/27/08	75	$1,875,000

BMT had sufficient short-term securities to satisfy the redemptions. The 2018 Trusts financed the Preferred Share redemptions with cash received from TOB transactions.

7. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on August 2, 2010 to Common Shareholders of record on July 15, 2010 as follows:

Common Dividend Per Share

BJZ	$ 0.072
BMT	$ 0.015
BPK	$ 0.078
BLH	$ 0.082

The dividends declared on Preferred Shares for the period July 1, 2010 to July 31, 2010 were as follows:

	Series	Dividends Declared

BJZ	M7	$19,346

BPK	W7	$23,676
	R7	$23,037

BLH	T7	$10,946

On August 2, 2010, BMT declared a dividend to Common Shareholders of record on August 16, 2010 of $0.0050 per share.

32	SEMI-ANNUAL REPORT	JUNE 30, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock New York Municipal 2018 Term Trust (“BLH”), BlackRock California Municipal 2018 Term Trust (“BJZ”), The BlackRock Insured Municipal Term Trust Inc. (“BMT”) and BlackRock Municipal 2018 Term Trust (“BPK” and together with BLH, BJZ and BMT, each a “Fund,” and, collectively, the “Funds”) met on April 8, 2010 and May 13 – 14, 2010 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Boards of BLH, BJZ and BPK also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”) with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of each Fund consists of ten individuals, eight of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Boards is an Independent Board Member. The Boards have established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Board of BMT also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds. The Boards of BJZ, BPK and BLH have two ad hoc committees, the Joint Product Pricing Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds, and the Ad Hoc Committee on Auction Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, each Board, acting directly and through its committees, considered at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the respective Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Fund’s peers and/or benchmark, as applicable; (b) fees, including advisory, and administration for BMT, and other amounts paid to BlackRock and its affiliates by each Fund for services such as call center and fund accounting; (c) each Fund’s operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels; and (l) periodic updates on BlackRock’s business.

SEMI-ANNUAL REPORT	JUNE 30, 2010	33

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 8, 2010 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 8, 2010, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 8, 2010 meeting, the Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 13 – 14, 2010 Board meeting.

At an in-person meeting held on May 13 – 14, 2010, each Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each of BJZ, BPK and BLH for a one year term ending June 30, 2011 and between the Manager and BMT for a term ending upon the termination of BMT, which is scheduled to occur on or about December 31, 2010. The Boards of BJZ, BPK and BLH unanimously approved the continuation of the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of each Fund’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Boards compared each Fund’s performance to the performance of a comparable group of closed-end funds, and the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

34	SEMI-ANNUAL REPORT	JUNE 30, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 8, 2010 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in each Fund’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the performance of each Fund throughout the year.

The Board of BPK noted that, in general, BPK performed better than its Peers in that BPK’s performance was at or above the median of its Lipper Performance Composite in each of the one-, three- and five-year periods reported.

The Board of each of BJZ and BLH noted that, in general, BJZ and BLH performed better than their respective Peers in that the performance of each of BJZ and BLH was at or above the median of their respective Lipper Performance Composite in two of the one-, three- and five-year periods reported.

The Board of BMT noted that BMT performed below the median of its Lipper Performance Composite in each of the one-, three- and five-year periods reported. The Board of BMT and BlackRock reviewed the reasons for BMT’s underperformance during these periods compared with its Peers. The Board of BMT was informed that, among other things, BMT has a targeted maturity, and as such is managed to achieve the specific maturity goal.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Boards, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. The Boards also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Boards reviewed BlackRock’s profitability with respect to each Fund and other funds the Boards currently oversee for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of BJZ, BPK and BLH noted that the contractual management fee rate was lower than or equal to the median contractual management fee rate paid by their respective Peers, in each case, before taking into account any expense reimbursements or fee waivers.

SEMI-ANNUAL REPORT	JUNE 30, 2010	35

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Board of BMT noted that BMT’s contractual management fee rate was above the median contractual management fee rate paid by BMT’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board of BMT also noted, however, that BMT’s actual management fee rate, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee rate paid by BMT’s Peers, after giving effect to any expense reimbursements or fee waivers.

D. Economies of Scale: The Boards, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Boards also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of each Fund.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is managed independently consistent with its own investment objectives. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund net assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Fund, including for administrative and distribution services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their respective Fund’s shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Boards, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each of BJZ, BPK and BLH for a one year term ending June 30, 2011 and between the Manager and BMT for a term ending upon the termination of BMT, which is scheduled to occur on or about December 31, 2010. The Boards of BJZ, BPK and BLH unanimously approved the continuation of the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2011. As part of its approval, the Boards considered the detailed review of BlackRock’s fee structure, as it applies to its respective Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

36	SEMI-ANNUAL REPORT	JUNE 30, 2010

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee
Karen P. Robards, Vice Chair of the Board, Chair of the Audit Committee and Trustee
Richard S. Davis, Trustee
Frank J. Fabozzi, Trustee and Member of the Audit Committee
Kathleen F. Feldstein, Trustee
James T. Flynn, Trustee and Member of the Audit Committee
Henry Gabbay, Trustee
Jerold B. Harris, Trustee
R. Glenn Hubbard, Trustee
W. Carl Kester, Trustee and Member of the Audit Committee
Anne Ackerley, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer of the Trust
Howard Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor[1]
BlackRock Financial Management, Inc.
New York, NY 10055

Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
Common Shares
Computershare Trust Company, N.A.
Canton, MA 02021

Transfer Agent[1]
Preferred Shares
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

[1] For the 2018 Trusts.

Effective January 1, 2010, Kent Dixon, a Trustee of the Trusts, retired.

Effective March 31, 2010, G. Nicholas Beckwith, III, a Trustee of the Trusts, resigned.

The Trusts’ Board of Trustees extends its best wishes to both Mr. Dixon and Mr. Beckwith.

SEMI-ANNUAL REPORT	JUNE 30, 2010	37

Additional Information

General Information

On August 11, 2010, BlackRock Advisors, LLC, the Trusts’ investment advisor (the “Manager”), announced that BMT received a demand letter from a law firm on behalf of BMT’s common shareholders. The demand letter alleges that the Manager and BMT’s officers and Board of Directors (the “Board”) breached their fiduciary duties related to the redemption at par of certain of the BMT’s Preferred Shares. The independent Directors are currently evaluating the demand letter for BMT.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

38	SEMI-ANNUAL REPORT	JUNE 30, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	JUNE 30, 2010	39

This report is transmitted to shareholders only. It is not a Prospectus. Past performance results shown in this report should not be considered a representation of future performance. BPK, BJZ and BLH leverage their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

# CEF-BK4-0610

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal 2018 Term Trust

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock New York Municipal 2018 Term Trust

Date: September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal 2018 Term Trust

Date: September 2, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal 2018 Term Trust

Date: September 2, 2010